UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2005

PEDIATRIX MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	65-0271219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace
Sunrise, Florida 33323

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     Pediatrix Medical Group, Inc. (“Pediatrix” or the “Company”) maintains the Pediatrix Medical Group, Inc. Amended and Restated Stock Option Plan (the “Stock Option Plan”) and the Pediatrix Medical Group, Inc. 2004 Incentive Compensation Plan (the “2004 Incentive Plan”), both of which are shareholder approved compensation plans. From time to time, Pediatrix may grant options to purchase common stock (“Stock Options”) under the Stock Option Plan and stock options, stock appreciation rights, restricted stock (“Restricted Stock”), deferred stock, and other stock related awards and performance awards including bonuses that may be settled in cash (“Cash Bonuses”), stock or other property under the 2004 Incentive Plan. The Stock Option Plan has been previously filed as an exhibit to Pediatrix’s Quarterly Report on Form 10-Q for the period ended June 30, 2003 and the 2004 Incentive Plan has been previously filed as an exhibit to Pediatrix’s Proxy Statement on Schedule 14A dated April 9, 2004. The Stock Option Plan and 2004 Incentive Plan are hereby incorporated by reference in their entirety.

     A form of Stock Option agreement that may be used in connection with the grant of Stock Options under the Stock Option Plan is attached as Exhibit 10.3 hereto and is hereby incorporated by reference in its entirety. The forms of Incentive Stock Option, Non-Qualified Stock Option and Restricted Stock agreements that may be used in connection with the grant of Stock Options and Restricted Stock under the 2004 Incentive Plan are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are hereby incorporated by reference in their entirety. Substantially similar forms may also be used in connection with the grant of Stock Options and Restricted Stock to the Company’s directors.

     On March 27, 2004, the Pediatrix Compensation Committee of the Board of Directors adopted specific performance criteria for the determination of 2004 Cash Bonuses under the 2004 Incentive Plan for Pediatrix’s executive officers. Pursuant to these criteria, Pediatrix’s executive officers are eligible to receive Cash Bonuses in an amount equal to a varying percentage of their base salaries based on the percentage increase of Pediatrix’s 2004 income from operations over 2003 income from operations.

Item 8.01 Other Events.

     On January 11, 2005, Pediatrix entered into a First Amendment to the Credit Agreement dated as of July 30, 2004 by and among Pediatrix and certain of its subsidiaries and affiliates, as borrowers, Bank of America, N.A., as administrative agent, and the lenders named therein (the “Amendment”). The Amendment increases the aggregate annual amount that the Company can spend on acquisition costs (including earnout payments) to $100,000,000. The Amendment is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits

10.1 —	Pediatrix Medical Group, Inc. Amended and Restated Stock Option Plan dated as of June 4, 2003 (incorporated by reference to Exhibit 10.5 to Pediatrix’s Quarterly Report on Form 10-Q for the period ended June 30, 2003).

10.2 —	Pediatrix Medical Group, Inc. 2004 Incentive Compensation Plan (incorporated by reference to Exhibit A of Pediatrix’s Proxy Statement on Schedule 14A dated as of April 9, 2004).

10.3 —	Pediatrix Medical Group, Inc. Form of Stock Option Agreement for Stock Options Awarded Under the Amended and Restated Stock Option Plan.

10.4 —	Pediatrix Medical Group, Inc. Form of Incentive Stock Option Agreement for Incentive Stock Options Awarded Under the 2004 Incentive Compensation Plan.

10.5 —	Pediatrix Medical Group, Inc. Form of Non-Qualified Stock Option Agreement for Non-Qualified Stock Options Awarded under the 2004 Incentive Compensation Plan.

10.6 —	Pediatrix Medical Group, Inc. Form of Restricted Stock Agreement for Restricted Stock Awarded Under the 2004 Incentive Compensation Plan.

99.1 —	Amendment No. 1 dated January 11, 2005 to the Credit Agreement dated as of July 30, 2004 by and among Pediatrix Medical Group, Inc. and certain of its subsidiaries and affiliates, as borrowers, Bank of America, N.A., as administrative agent, and the lenders named therein.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.
Date: February 23, 2005	By:	/s/ Karl B. Wagner
		Name:	Karl B. Wagner
		Title:	Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title
10.3	Pediatrix Medical Group, Inc. Form of Stock Option Agreement for Stock Options Awarded Under the Amended and Restated Stock Option Plan.

10.4	Pediatrix Medical Group, Inc. Form of Incentive Stock Option Agreement for Incentive Stock Options Awarded Under the 2004 Incentive Compensation Plan.

10.5	Pediatrix Medical Group, Inc. Form of Non-Qualified Stock Option Agreement for Non-Qualified Stock Options Awarded under the 2004 Incentive Compensation Plan.

10.6	Pediatrix Medical Group, Inc. Form of Restricted Stock Agreement for Restricted Stock Awarded Under the 2004 Incentive Compensation Plan.

99.1
Amendment No. 1 dated January 11, 2005 to the Credit Agreement dated as of July 30, 2004 by and among Pediatrix Medical Group, Inc. and certain of its subsidiaries and affiliates, as borrowers, Bank of America, N.A., as administrative agent, and the lenders named therein.

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